Exhibit 99.1

LETTER OF TRANSMITTAL

To Exchange Shares of Common Stock

(Including the Associated Common Stock Purchase Rights)

of

CSK AUTO CORPORATION

for

(I) Between 0.3673 and 0.4285 of a Share of Common Stock of

O’REILLY AUTOMOTIVE, INC. and (II) $1.00 in Cash, Subject to Possible Reduction,

Per Share

by

OC ACQUISITION COMPANY

an indirect wholly-owned subsidiary

of O’REILLY AUTOMOTIVE, INC.

PURSUANT TO THE PROSPECTUS DATED JUNE 11, 2008

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON JULY 10, 2008, UNLESS THE OFFER IS EXTENDED.

The Exchange Agent for the Offer is:

MELLON INVESTOR SERVICES LLC

By Mail: Mellon Investor Services LLC Attn: Corporate Action Dept., 27th Floor P.O. Box 3301 South Hackensack, NJ 07606	By Overnight Courier or By Hand: Mellon Investor Services LLC Attn: Corporation Action Dept., 27th Floor 480 Washington Boulevard Jersey City, NJ 07310	By Facsimile Transmission: (For Eligible Institutions Only): (412) 209-6443 Confirm by Telephone: (201) 680-4860

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY AND IN THEIR ENTIRETY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Share Certificate(s))	Share Certificate(s) and Share(s) Tendered (Attach additional list, if necessary)
	Share Certificate Number(s)*	Total Number of Shares Evidenced By Share Certificate(s)*	Number of Shares Tendered**

Total Shares

*       Need not be completed by stockholders delivering Shares by book-entry transfer.

**     Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to the Exchange Agent are being tendered hereby. See Instruction 4.

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Exchange Agent. You must sign this Letter of Transmittal in the appropriate space therefor provided below and complete the Substitute Form-W-9 set forth below.

The instructions contained within this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

This Letter of Transmittal is to be used by stockholders of CSK Auto Corporation if certificates for the Shares (as defined below) are to be forwarded herewith or, unless an Agent’s Message (as defined in Instruction 2 below) is utilized, if delivery of the Shares is to be made by book-entry transfer to an account maintained by the Exchange Agent at the book-entry transfer facility (pursuant to the procedures set forth under “The Offer—Procedure for Tendering Shares” of the Prospectus). Holders who deliver Shares by book-entry transfer are referred to herein as “book-entry stockholders” and other stockholders who deliver Shares are referred to herein as “certificate stockholders.”

Stockholders whose certificates for the Shares are not immediately available or who cannot deliver either the certificates for, or comply with the book-entry transfer procedures on a timely basis with respect to, their Shares and all other documents required hereby to be delivered to the Exchange Agent on or prior to the expiration date of the Offer (the “Expiration Date”) must tender their Shares pursuant to the guaranteed delivery procedures set forth under “The Offer—Guaranteed Delivery” of the Prospectus. See Instruction 2.

Delivery of documents to the book-entry transfer facility will not constitute delivery to the Exchange Agent.

☐	CHECK HERE IF SHARE CERTIFICATES HAVE BEEN MUTILATED, LOST, STOLEN OR DESTROYED, SEE INSTRUCTION 11.

☐	CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Participant Number:

Transaction Code Number:

☐	CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket No. (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

If delivery is by Guaranteed Delivery by book-entry transfer, also give the following information:

Name of Tendering Institution:

DTC Participant Number:

Transaction Code Number:

Note: Signatures must be provided below

Please read the instructions set forth in this Letter of Transmittal carefully

Ladies and Gentlemen:

The undersigned hereby tenders to OC Acquisition Company, a Delaware corporation (“Purchaser”) and indirect wholly-owned subsidiary of O’Reilly Automotive, Inc., a Missouri corporation (“O’Reilly”), the above-described shares of common stock, $0.01 par value (the “Common Stock”), including the associated common stock purchase rights, of CSK Auto Corporation, a Delaware corporation (“CSK”), in exchange for (i) between 0.3673 and 0.4285 of a share of common stock of O’Reilly and (ii) $1.00 in cash, subject to possible reduction, as described below, on the terms and conditions contained in the Prospectus, dated June 11, 2008 (the “Prospectus”) and this related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the “Offer”). The number of shares of O’Reilly common stock received for each validly tendered share of Common Stock, together with the associated rights to purchase Common Stock issued pursuant to the Rights Agreement, dated February 4, 2008, between CSK and Mellon Investor Services LLC (“common stock purchase rights” and, together with the Common Stock, the “Shares”), will be determined based on an exchange ratio equal to $11.00 divided by the average of the reported closing sale prices of O’Reilly common stock for the five (5) consecutive trading days ending on and including the second trading day prior to the consummation of the offer and rounded to four decimal places; provided, however, that if such average closing sale price of O’Reilly stock is greater than $29.95, then the exchange ratio shall equal 0.3673, and if such average closing sale price is less than $25.67, then the exchange ratio shall equal 0.4285. The $1.00 in cash received per Share will be subject to reduction for costs in excess of $3,000,000, if any, incurred by CSK associated with obtaining any necessary waivers or consents under the CSK credit agreements prior to the completion of the Offer. CSK has indicated to O’Reilly that, as of the date of the Prospectus, it does not anticipate obtaining any waivers or consents under its credit agreements prior to the anticipated completion of the Offer. The undersigned understands that Purchaser reserves the right to transfer or assign, in whole at any time, or in part from time to time, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Offer and will in no way prejudice the rights of tendering stockholders to receive payment for any Shares validly tendered and accepted for payment pursuant to the Offer. Receipt of the Offer is hereby acknowledged.

The Offer is being made pursuant to an Agreement and Plan of Merger, dated as of April 1, 2008 (as amended, the “Merger Agreement”), among O’Reilly, Purchaser and CSK.

Upon the terms and subject to the conditions of the Offer (and if the Offer is extended, amended or earlier terminated, the terms of any such extension, amendment or termination), subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other shares of common stock or other securities issued or issuable in respect thereof on or after the date of the Prospectus (collectively, “Distributions”)) and irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and any and all Distributions), or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the book-entry transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares (and any and all Distributions) for transfer on the books of CSK and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Purchaser, its officers and designees, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, (i) to vote at any annual or special meeting of CSK’s stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, (ii) to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to and (iii) to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by Purchaser. This appointment will be effective if and when, and only to the extent that, Purchaser accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for the Shares to be deemed validly tendered, immediately upon Purchaser’s acceptance for payment of such Shares, Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of CSK’s stockholders.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, that the undersigned owns the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that the tender of the tendered Shares complies with Rule 14e-4 under the Exchange Act, and that when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Exchange Agent for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price the amount or value of such Distribution as determined by Purchaser in its sole discretion.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

The valid tender of the Shares pursuant to any one of the procedures described in the Prospectus and in the Instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended, amended or earlier terminated, the terms or conditions of any such extension, amendment or termination). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the terms of the Merger Agreement, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Prospectus, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

Unless otherwise indicated under “Special Payment Instructions,” please issue the shares of O’Reilly common stock and the check for the purchase price of all Shares purchased and/or return any certificates for any Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under “Description of the Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the stock certificate representing shares of O’Reilly common stock and the check for the purchase price of all Shares purchased and/or return any certificates for any Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under “Description of the Shares Tendered.” In the event that the boxes entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, please issue the stock certificate representing shares of O’Reilly common stock and the check for the purchase price of all Shares purchased and/or return any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled “Special Payment Instructions,” please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the book-entry transfer facility designated above. The undersigned recognizes that Purchaser has no obligation pursuant to the “Special Payment Instructions” to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the stock certificate representing CSK common shares and the check for the cash consideration for
Shares exchanged or certificates for Shares not tendered or not exchanged are to be issued in the name of someone other than the undersigned or if Shares tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than that designated above.

Issue ☐ Check and/or ☐ Certificate(s) to:

Name:

(Please Print)

Address:

(Zip Code)

Taxpayer Identification Number

☐        Credit Shares tendered by book-entry transfer to the account number at the Book-Entry Transfer Facility set forth below:

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the stock certificate representing CSK common shares and the check for the cash consideration for
Shares exchanged or certificates for Shares not tendered or not exchanged are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature(s).

Mail ☐ Check and/or ☐ Certificate(s) to:

Name:

(Please Print)

Address:

(Zip Code)

IMPORTANT

STOCKHOLDERS: SIGN HERE

(Please Complete Substitute Form W-9 Below)

Dated:

(Signature(s) of Holder(s))

(Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificates or on a security position listing by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s):

(Please Print)

Capacity (Full Title):

Address:

(Include Zip Code)

Daytime Area Code And Telephone No.:

Taxpayer Identification or Social Security No.:

(See Substitute Form W-9)

GUARANTEE OF SIGNATURE(S)

(For use by Eligible Institutions only;

see Instructions 1 and 5)

Name of Firm:

Address:

(Include Zip Code)

Authorized Signature:

Name:

(Please Type or Print)

Daytime Area Code and Telephone Number:

Dated:                                                            , 2008

Place medallion guarantee in space below:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in any of the book-entry transfer facility’s systems whose name appears on a security position listing as the owner of the Shares) of the Shares tendered herewith, unless such registered holder(s) has completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on the Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program or by any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Exchange Act (each, an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2. Requirements of Tender. This Letter of Transmittal is to be completed by stockholders of CSK either if certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of the Shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in the Prospectus. For a stockholder validly to tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees or an Agent’s Message (in connection with book-entry transfer of the Shares) and any other required documents, must be received by the Exchange Agent at one of its addresses set forth herein prior to the Expiration Date and either (i) certificates for tendered Shares must be received by the Exchange Agent at one of such addresses prior to the Expiration Date or (ii) Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and in the Prospectus and a book-entry confirmation must be received by the Exchange Agent prior to the Expiration Date or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth herein and in the Prospectus.

Stockholders whose certificates for the Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth herein and in the Prospectus.

Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Exchange Agent prior to the Expiration Date and (iii) the certificates for all tendered Shares, in proper form for transfer (or a book-entry confirmation with respect to all tendered Shares), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and other documents required by this Letter of Transmittal must be received by the Exchange Agent within three trading days after the date of execution of such Notice of Guaranteed Delivery. A “trading day” is any day on which the New York Stock Exchange is open for business.

The term “Agent’s Message” means a message, transmitted by the book-entry transfer facility to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that such book-entry transfer facility has received an express acknowledgment from the participant in such book-entry transfer facility tendering the Shares, that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Purchaser may enforce such agreement against the participant.

The signatures on this Letter of Transmittal cover the Shares tendered hereby.

The method of delivery of the Shares, this Letter of Transmittal and all other required documents, including delivery through the book-entry transfer facility, is at the election and risk of the tendering stockholder. The Shares will be deemed delivered only when actually received by the Exchange Agent (including, in the case of a book-entry transfer, by book-entry confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. All tendering stockholders, by executing this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of acceptance of their Shares for payment.

All questions as to validity, form and eligibility of the surrender of any Shares, hereunder will be determined by Purchaser (which may delegate power in whole or in part to the Exchange Agent) and such determination shall be final and binding. Purchaser reserves the right to waive any irregularities or defects in the surrender of any Shares or Share Certificate(s). A surrender will not be deemed to have been made until all irregularities have been cured or waived.

3. Inadequate Space. If the space provided herein under “Description of Shares Tendered” is inadequate, the number of Shares tendered and the certificate numbers with respect to such Shares should be listed on a separate signed schedule attached hereto.

4. Partial Tenders (Not Applicable to Stockholders Who Tender by Book-Entry Transfer). If fewer than all the Shares evidenced by any certificate delivered to the Exchange Agent herewith are to be tendered hereby, fill in the number of Shares that are to be tendered in the box entitled “Number of Shares Tendered.” In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date or the termination of the Offer. All Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal or any stock certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person to so act must be submitted. If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment or certificates for any Shares not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by certificates listed and transmitted hereby, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or if certificates for any Shares not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates evidencing the Shares tendered hereby.

7. Special Payment and Delivery Instructions. If the shares of O’Reilly and a check for the purchase price of any Shares accepted for payment are to be issued in the name of, and/or certificates for any Shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if the shares of

O’Reilly and a check are to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any stockholder(s) delivering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at the book-entry transfer facility as such stockholder(s) may designate in the box entitled “Special Payment Instructions.” If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the book-entry transfer facility designated above as the account from which such Shares were delivered.

8. Backup Withholding. In order to avoid “backup withholding” of U.S. federal income tax on payments of cash pursuant to the Offer, a stockholder surrendering Shares in the Offer must, unless an exemption applies, provide the Exchange Agent with such stockholder’s correct taxpayer identification number (“TIN”) on the Substitute Form W-9 in this Letter of Transmittal and certify, under penalties of perjury, that such TIN is correct. If a tendering stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box on the Substitute Form W-9.

If backup withholding applies, the Exchange Agent is required to withhold 28% of any cash payments to a stockholder. Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the Internal Revenue Service. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing an appropriate claim.

The stockholder is required to give the Exchange Agent the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

If the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such stockholder should write “Applied For” in the space provided for the TIN in Part 1 of the Substitute Form W-9 and sign and date the Substitute Form W-9, and the stockholder must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 28% on all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. However, such amounts will be refunded to such stockholder if a TIN is provided to the Exchange Agent within 60 days.

Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Foreign stockholders (including domestic disregarded entities that have a foreign owner) should complete and sign the main signature form and a Form W-8 BEN or other Form W-8, as appropriate, copies of which may be obtained from the Exchange Agent or from the Internal Revenue Service website at www.irs.gov, or otherwise establish a valid exemption from withholding in order to avoid backup withholding. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more information.

You are urged to consult your tax advisor regarding backup withholding.

9. Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent at the address and phone numbers set forth below.

Requests for additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at its address and phone number set forth below. You may also contact your broker, dealer, commercial bank or trust companies or other nominee for assistance concerning the Offer.

10. Waiver of Conditions. Subject to the Merger Agreement, Purchaser reserves the absolute right in its sole discretion to waive, at any time or from time to time, on or before the expiration of the Offer any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered. In the Merger Agreement, Purchaser has agreed, among other things, that it will not, without the prior written consent of the Company, waive the Minimum Condition (as defined in the Prospectus).

11. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should check the box immediately preceding the special payment/special delivery instructions and indicate the number of Shares lost and should promptly notify CSK’s transfer agent, Mellon Investor Services LLC at (866) 267-3393. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

Important: This Letter of Transmittal (or a manually signed facsimile hereof) together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and any other required documents, must be received by the Exchange Agent prior to the Expiration Date and either certificates for tendered shares must be received by the Exchange Agent or shares must be delivered pursuant to the procedures for book-entry transfer, in each case prior to the Expiration Date or the tendering stockholders must comply with the procedures for guaranteed delivery.

REQUESTER’S NAME: Mellon Investor Services LLC

SUBSTITUTE

FORM W-9

Department of the Treasury

Internal Revenue Service (IRS)

Payer’s Request for Taxpayer

Identification Number (TIN)

Please fill in your name and address below.

Name

Business Name

Address (number and street)

City, State and Zip Code

Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT OR, IF YOU DO NOT HAVE A TIN, WRITE “APPLIED FOR” AND SIGN THE CERTIFICATION BELOW.	Social Security Number OR Taxpayer Identification Number ☐ Exempt

Check appropriate box:

☐  Disregarded Entity    ☐  Individual/Sole Proprietor

☐  Corporation    ☐  Partnership    ☐  Other

(If you are an LLC, check the box marked “Other”, write “LLC”, and also check one of the other boxes to indicate your tax status (e.g., disregarded entity, individual/sole proprietor, corporation, partnership).

Part 2 — Certification — Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),

(2)    I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. person (as defined for U.S. federal income tax purposes).

Certification Instructions — You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part 1 and see the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9”.

Signature:                                                                                                        Date:

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR” ON SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that until I provide a taxpayer identification number, all reportable payments made to me will be subject to backup withholding, but will be refunded if I provide a certified taxpayer identification number within 60 days.

Signature:                                                                                                               Date:

THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

The Exchange Agent for the Offer is:

MELLON INVESTOR SERVICES LLC

By Mail: Mellon Investor Services LLC Attn: Corporate Action Dept., 27th Floor P.O. Box 3301 South Hackensack, NJ 07606	By Overnight Courier or By Hand: Mellon Investor Services LLC Attn: Corporation Action Dept., 27th Floor 480 Washington Boulevard Jersey City, NJ 07310	By Facsimile Transmission: (For Eligible Institutions Only): (412) 209-6443 Confirm by Telephone: (201) 680-4860

Questions and requests for assistance may be directed to the Information Agent at the address and telephone number set forth below. Requests for additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Request for Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at its telephone number and location listed below, and copies will be furnished promptly at Purchaser’s expense. Stockholders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Offer.

The Information Agent for the Offer is:

501 Madison Avenue, 20th Floor

New York, NY 10022

Stockholders Call Toll-Free: (877) 456-3422

Banks and Brokers Call Collect: (212) 750-5833